Restricted Cash	12 Months Ended
Jun. 30, 2020
Subclassifications of assets, liabilities and equities [abstract]
Restricted cash
RESTRICTED CASH

	SA Rand
Figures in million	2020	2019

Non-current (a)	107	92
Current (b)	62	44

Total restricted cash	169	136

(a)
The amount primarily relates to funds set aside to serve as collateral against guarantees made to the Department of Mineral Resources and Energy (DMRE) in South Africa for environmental and rehabilitation obligations. Refer to note 25. The funds are invested in short-term money market funds and call accounts.

(b)
Cash of R22 million (2019: R20 million) relates to monies released from the environmental trusts as approved by the DMRE which may only be used for further rehabilitation. Cash of R32 million (2019: R24 million) relates to monies set aside for affected communities in the group’s PNG operations. Cash of R8 million relates to monies held by Harmony Gold Community Trust.